UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
☒
Filed by a party other than the Registrant
☐
Check the appropriate box:
☐
Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted
by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐
Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
AUBURN NATIONAL BANCORPORATION, INC.
(Name of Registrant as Specified in its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.
☐
Fee paid previously with preliminary materials.
☐
Fee computed on table in exhibit required by Item 25(b) per
Exchange Act Rules 14a-6(i)(1) and 0-11.

April 2, 2026
TO OUR SHAREHOLDERS:
You
are cordially invited
to attend the Annual
Meeting of Shareholders
of Auburn National Bancorporation,
Inc., to
be held
at the
AuburnBank Center,
100 North
Gay Street,
Auburn, Alabama,
on May
12, 2026,
at 3:00
P.M.,
local
time (collectively, with
any adjournments or postponements thereof, the “Meeting”).
The Notice
of Meeting,
Proxy Statement
and Proxy
are enclosed.
We
hope you
can attend
and vote
your shares
in
person.
In
any
case,
please
complete
the
enclosed
Proxy
and
return
it
to
us.
This
action
will
ensure
that
your
preferences will be expressed on the matters that are being considered.
If you attend the Meeting, you may vote your
shares in person even if you have previously returned your Proxy.
Prior to the
meeting, a reception
will be held
from 2:30 p.m.
to 3:00 p.m.
in the AuburnBank
Center.
We
hope you
can join us!
We
thank you for
your support this
past year,
and we encourage
you to review
our Annual Report.
If you have
any
questions about the Proxy Statement or the Annual Report, please call or write us.
Sincerely,
/s/ Robert W. Dumas
Robert W.
Dumas
Chairman of the Board

AUBURN NATIONAL
BANCORPORATION,
INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY
12, 2026
Notice is hereby
given that the
2026 Annual
Meeting of Shareholders
of Auburn National
Bancorporation, Inc.
(the
“Company”) will be
held at the AuburnBank
Center, 100
North Gay Street,
Auburn, Alabama on
Tuesday,
May 12,
2026, at 3:00 P.M.,
local time (collectively, with any adjournments or postponements thereof, the “Meeting”), for the
following purposes:
1. Election of Directors
.
To elect 12 nominees
to serve on the Board of Directors for a one-year term;
2.
Advisory
Vote
on
Executive
Compensation
.
To
approve,
on
a
non-binding,
advisory
basis,
the
compensation
of
the
Company’s
“named
executive
officers”
as disclosed
in
the
proxy
statement that
accompanies this notice;
3.
Ratification of
Independent Registered
Public Accountants
. To
ratify the
appointment of
Elliott Davis
LLC as
the independent
registered
public
accounting
firm of
the Company
for the
fiscal year
ending
December 31, 2026; and
4. Other Business
. To transact such
other business as may properly come before the Meeting.
Only shareholders
of record
at the
close of
business on
March 23,
2026, are
entitled to
notice of
and to
vote at
the
Meeting. All shareholders, whether or
not they expect to
attend the Meeting in
person, are requested to
complete, date,
sign and return the enclosed Proxy in the accompanying envelope.
By Order of the Board of Directors,
/s/ C. Wayne Alderman
C. Wayne Alderman
Secretary
April 2, 2026
PLEASE COMPLETE,
DATE,
AND SIGN
THE ENCLOSED
PROXY AND
RETURN IT
PROMPTLY
TO THE
TRANSFER AGENT IN THE
ENVELOPE PROVIDED, EVEN IF
YOU PLAN TO ATTEND
THE MEETING IN
PERSON.
IF YOU ATTEND
THE MEETING, YOU MAY VOTE IN PERSON BY WRITTEN BALLOT IF YOU
WISH, EVEN IF YOU HAVE
PREVIOUSLY
RETURNED YOUR PROXY.
IMPORTANT
NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS
FOR THE
SHAREHOLDER MEETING TO BE HELD ON TUESDAY,
MAY 12,
2026
THE PROXY STATEMENT
AND ANNUAL REPORT TO SHAREHOLDERS
ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K,
INCLUDING EXHIBITS, ARE
AVAILABLE
FREE OF CHARGES AT
WWW.AUBNPROXY.COM
AND OUR COMPANY’S
WEBSITE WWW.AUBURNBANK.COM

If you are
a beneficial owner
of shares of
Company common stock,
you should receive
a Notice
of Internet Availability
of Proxy Materials
or voting instructions
from any broker
or other nominee
holding your shares.
You
should follow
the instructions in
the Notice or the
voting instructions provided
by your broker or
nominee in order
to instruct your
broker or nominee on how to vote your shares.
Shares held beneficially through a broker or nominee may be voted at the Meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.
Proposals to be Voted
On; Board Recommendations
Proposal Description of Proposal Board Recommendation For more information
Proposal 1
The
election
of
all
12
nominees
for
election as directors
“FOR” all nominees Page 6
Proposal 2
A
non-binding,
advisory
vote
on
the
compensation
of
the
Company’s
“named executive
officers” (the
‘say-
on-pay”
“FOR” Page 17
Proposal 3
To
ratify
the
appointment
of
Elliott
Davis
LLC
as
the
independent
registered
public
accountants
for
the
Company
for
the
fiscal
year
ending
December 31, 2026
“FOR” Page 29
YOUR VOTE IS IMPORTANT
Your
vote is important
and it is
easy to vote.
You
can vote online,
by phone or
by completing, signing
and mailing
the enclosed proxy card.
Even if you plan to attend the Meeting in person, please cast your vote as soon as possible.
The voting deadline is 1:00 A.M., Central Time,
on May 12, 2026.
If the
Meeting is
adjourned or
postponed, your
proxy will
still be
effective
and will
be voted
at the
rescheduled or
adjourned Meeting. You
will still be able to change or revoke your proxy until the rescheduled or adjourned Meeting.
AVAILABILITY
OF ANNUAL REPORT
Copies of
the Company’s
2025 Annual
Report on
SEC Form
10-K can
also be
found by
clicking the
heading “Our
Story” on the
Company’s website,
www.auburnbank.com,
and then clicking
on “Investor Relations”,
and then clicking
on
“Financials
–
SEC
Filings”.
Upon
the
written
request
of
any
person
whose
Proxy
is
solicited
by
this
Proxy
Statement, the
Company
will furnish
to such
person without
charge
(other than
for exhibits)
a copy
of the
Annual
Report, including financial statements and schedules thereto, as filed with the SEC.
Such requests should be directed
to Luellen Bishop, Shareholder
Relations, Auburn National Bancorporation,
Inc., P.O.
Box 3110, Auburn,
Alabama,
36831-3110 or by emailing: investorrelations@auburnbank.com.
REQUESTS FOR A COPY OF THE ANNUAL REPORT
(WITHOUT EXHIBITS) FROM THE
COMPANY BEFORE
THE ANNUAL MEETING MUST BE RECEIVED BY THE
COMPANY NOT
LATER THAN APRIL
25, 2026, OTHERWISE YOU MAY
NOT RECEIVE SUCH REPORT PRIOR
TO
THE MEETING.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF
AUBURN NATIONAL
BANCORPORATION,
INC.
TO BE HELD MAY
12, 2026
General
This Proxy Statement
is being furnished
to shareholders of
Auburn National Bancorporation,
Inc. (the “Company”),
a
Delaware
corporation
registered
as a
bank
holding
company
under
the
Bank Holding
Company
Act
of 1956,
as
amended (the “BHC Act”), in
connection with the solicitation
of proxies by the
Company’s Board
of Directors from
holders of the
outstanding shares of
the Company’s
$.01 par value
Common Stock (“Common
Stock”) for the
2026
Annual
Meeting
of
Shareholders
of
the
Company
(collectively,
with
any
adjournments
or
postponements,
the
“Meeting”).
Unless
the
context
otherwise
requires,
the
term
“Company”
includes
the
Company’s
subsidiary,
AuburnBank (the “Bank”).
The Company’s Common Stock is listed on the Nasdaq Global
Market under the symbol
“AUBN,”
and
its
principal
executive
offices
are
located
at
100
N.
Gay
Street,
Auburn,
Alabama
36830,
and
its
telephone number is (334) 821-9200.
The Company maintains an internet website at www.auburnbank.com.
The Meeting
is being
held to
consider and
vote upon:
(i) the
election of
12 nominees
to the
Board of
Directors for
one-year terms; (ii) on a non-binding, advisory basis, the compensation of the
Company’s “named executive officers”
(defined below) as
disclosed in this
Proxy Statement (a
“say-on-pay proposal”); (iii) the
ratification of the
appointment
of Elliott
Davis LLC
(“Elliott Davis”)
as the
independent registered
public accounting
firm of
the Company
for the
fiscal year ending December 31, 2026; and (iv) such other matters as may properly come before the Meeting.
The Company’s Board of Directors knows of no business that will be presented for consideration at the Meeting other
than the matters described in this Proxy Statement.
This Proxy Statement
and the Proxy
are first being provided
on or about
April 2, 2026,
to Company shareholders
of
record as of the close of business on March 23, 2026 (the “Record
Date”).
The Company’s 2025 Annual Report
(the
“Annual
Report”),
including
financial
statements
for
the
fiscal
year
ended
December
31,
2025,
can
be
found
by
clicking the heading
“Our Story” on
the Company’s
website, www.auburnbank.com,
and then clicking
on “Investor
Relations”, and then clicking on “Financials – SEC Filings”.
Each shareholder is entitled to one vote
on each proposal for each
share of Common Stock held as
of the Record Date.
In determining
whether a
quorum exists at
the Meeting
for purposes
of all matters
to be voted
on, all votes
“for” or
“against,” as well as all abstentions (including votes to withhold authority to vote in certain cases), will be counted as shares present,
and a
quorum will exist
if a
majority of
the shares
issued and
outstanding and
entitled to
vote at
the
meeting are present or represented by proxy.
Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares
present
or represented by proxy, at the Meeting and entitled to vote on the election of directors, provided a quorum is present.
Consequently,
with respect to the election of
directors, “withhold” votes and broker
non-votes will not be counted
in
determining whether
the director
has received
the requisite number
of votes for
approval as they
are not considered
votes cast.
All other proposals require the affirmative
vote of the majority of shares present or represented by
proxy,
and
entitled
to
vote
at
the
Meeting
(meaning
that
of
the
shares
represented
at
the
meeting
and
entitled
to
vote,
a
majority of them
must be voted “for”
the proposal for it
to be approved).
Abstentions will have
the same effect
as a
vote “against”
the proposal,
and broker non-votes
will not be
counted in determining
whether the proposal
received
the requisite number of votes for approval.

A “broker non-vote”
occurs when a broker,
dealer, bank,
or voting trustee or
their nominee who can
be identified as
a record holder of Common Stock holding
shares in “street name” for a beneficial
owner of Common Stock does not
vote on
a particular
proposal because
the record
holder does
not have
discretionary voting
power for
that particular
item and has
not received
voting instructions
from the beneficial
owner.
Brokers (and other
similar record
holders)
that
have
not
received
voting
instructions
from
their
clients
cannot
vote
on
their
clients’
behalf
on
“nonroutine
matters.”
All matters
to be
considered at
the Meeting
are “non-routine,”
except brokers
lacking voting
instructions
from the beneficial owners,
may vote on
ratification of the
appointment of Elliott
Davis as the
Company’s independent
registered public
accounting firm.
Broker votes
on the
ratification of
the auditors
are “broker
discretionary votes,”
and may be counted in meeting the quorum requirements.
Unless
otherwise
required
by
the
Company’s
Certificate
of
Incorporation
or
Amended
and
Restated
Bylaws
(“Bylaws”), or by the Delaware General Corporation Law or other applicable law, any other proposal that is properly
brought before the Meeting will require the affirmative vote of the majority of shares present or represented by proxy,
and
entitled
to
vote
at
the
Meeting
(meaning
that
of
the
shares
represented
at
the
meeting
and
entitled
to
vote,
a
majority
of
them
must
be
voted
“for”
the
proposal
for
it
to
be
approved).
With
respect
to
any
such
proposal,
abstentions will
have the
same effect
as a
vote “against”
the proposal,
and broker
non-votes will
not be
counted in
determining whether such proposal has received the requisite number of votes for approval.
A
summary
of
the
voting
provisions,
provided
a
valid
quorum
is
present
or
represented
at
the
Meeting,
for
the
proposals to be considered at the Meeting are below:
Proposal
Board Voting
Recommendation Voting Standard Effect of “ABSTAIN” Votes and Broker Non-Votes
Proposal 1
Election of
Directors
FOR The nominee is elected
by a “plurality vote,”
which means the
nominee is elected if the
number of votes “FOR”
the nominee exceeds the
“WITHOLD” votes for
such nominee
“ABSTAIN” votes and
broker non-votes will
not be considered votes cast and will have no
effect on the outcome of the election
All other
proposals,
including
Proposal 2 and
Proposal 3
FOR A majority of shares
present in person or by
proxy and entitled to
vote at the Meeting is
required for approval of
these Proposals
“ABSTAIN” votes
counts as a vote
“AGAINST” the proposal.
Broker non-votes
have no effect on the outcome of these
proposals.
Record Date, Solicitation and Revocability of Proxies
The Record Date for the Meeting has been set as the close of business on March
23, 2026. Accordingly,
only holders
of record
of shares
of Common
Stock on
the Record
Date will
be entitled
to vote
at the
Meeting.
At the
close of
business on such
date, there were
approximately 3,495,866
shares of Common
Stock issued and
outstanding, which
were held by approximately 320 shareholders of record.

Shares
of
Common
Stock
represented
by
a
properly
executed
Proxy,
if
such
Proxy
is
received
in
time
and
is
not
revoked, will be
voted at the
Meeting in
accordance with
the instructions
indicated in
such Proxy.
If you properly
execute and return your Proxy but do not indicate any voting instructions with respect to one or more matters
to
be
voted
upon
at
the
Meeting,
or
if
your
voting
instructions
are
unclear,
your
shares
will
be
voted
in
accordance with the recommendation of the Board of Directors as to all such matters. Specifically, your shares will be voted FOR the election of all
director nominees, FOR the advisory approval of the say-on-pay proposal, and FOR the
ratification of
the appointment
of Elliott Davis
as the independent
registered
public accounting
firm of the Company for the fiscal year ending December 31, 2026; and in the discretion of the persons named
as proxies on all other matters, if any,
that may properly come before the Meeting.
A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving
written notice
of revocation
to the
Company’s
Secretary,
(ii) properly
submitting
to the
Company
a duly
executed
Proxy
bearing
a
later date,
or (iii)
appearing
in person
at
the Meeting
and voting
in person
by written
ballot.
All
written notices
of revocation
or other
communications with
respect to
revocation of
Proxies should
be addressed
as
follows: Auburn National Bancorporation, Inc., P.O.
Box 3110, Auburn, Alabama 36831-3110,
Attention: C. Wayne
Alderman, Secretary.
Proxy Solicitation Costs
The cost of soliciting Proxies for the Meeting will be paid by the Company.
The Company’s officers
may also solicit
proxies by telephone or otherwise, but will not receive additional compensation for these activities.
In addition to the
solicitation of shareholders of record by mail, telephone, facsimile, email, or personal contact, the Company may also make arrangements with brokers, dealers, banks, or
voting trustees or their nominees who can be identified
as record
holders
of
Common
Stock
to
forward
this
proxy
statement
and
the
2025
Annual
Report
to
beneficial
owners
of
Common
Stock.
The Company
will reimburse
such third-parties
for
their reasonable
expenses in
connection
with
these services.

PROPOSAL ONE: ELECTION OF DIRECTORS
General
Twelve
persons have
been nominated
to serve
on the
Company’s
Board of
Directors for
one-year terms
expiring at
the
Company’s
next
scheduled
annual
meeting
of
shareholders
and
until
their
successors
have
been
elected
and
qualified.
All the nominees for director are current directors of the Company, and all have agreed to serve, if elected.
Proxies cannot be voted for more than the 12 nominees.
Cumulative voting for directors is not permitted.
All shares
represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein.
If no specification is made, the Proxies will be voted for
the election of all 12 nominees listed below.
In the
unanticipated event
that any nominee
is unable
to serve,
the persons
designated as
proxy holders
will cast
votes for
the remaining nominees and for such other replacements as may be nominated by the Company’s
Board of Directors.
Nominees
for
directors
are
elected if
the
nominee
receives
more
votes
“FOR” the
nominee
than
“AGAINST”
the
nominee.
The nominees have been nominated by the Company’s Board of
Directors based on the recommendation of the
Nominating and Corporate Governance Committee, and
the Board unanimously recommends you vote
“FOR”
the election of all 12 nominees listed below.
Information about Nominees for Directors and Executive Officers
The following table sets forth the name
and age of each nominee for
director, a brief description of his or her
principal
occupation
and business
experience,
certain other
directorships and
how long
he or
she has
been a
director
for the
Company or the Bank.
In addition, we have also provided
a brief discussion of the
specific experience, qualifications,
attributes or
skills that
led to
the Nominating
and Corporate
Governance Committee’s
conclusion that
the nominee
should serve as
one of
our directors.
Except for
Robert W. Dumas, Chairman
of the
Board of
Directors of
the Company
and
the Bank
and David
A. Hedges,
President
and
CEO of
the Company
and the
Bank, none
of the
nominees are
employed by the Company or the Bank or any entity that is an affiliate of the Company or the Bank.

Name, Principal Occupation, Business Experience, Age, Directorships
and Qualifications
Director
Since
C. Wayne Alderman
2004
Dean
and
Professor
Emeritus,
former
Dean
of
Enrollment
Services
and
former
Dean,
College
of
Business, Auburn University; former Director of
Financial Operations of the
Bank from 2000 to
2007;
employed by Auburn University from 1979 to 2022.
Dr. Alderman is 75.
Dr. Alderman, a certified public
accountant and former Torchmark Professor of Accounting
at Auburn
University,
has
strategic
planning
expertise,
public
accounting
and
risk
and
general
management
knowledge to the Board.
He also has
valuable insight and banking
knowledge as a result
of his service
as the Bank’s Director of Financial Operations
from 2000 to 2007, in addition to serving as a director
of the Bank since 1993.
Terry W.
Andrus
1998
Retired President and
Chief Executive Officer
of the East
Alabama Medical Center
from 1984 to
2018;
Director
of Care
Network
Southeast, Former
Director of
Blue Cross/Blue
Shield of
Alabama.
Mr.
Andrus is 74.
Mr. Andrus
has executive decision-making,
financial expertise, and business-building
skills from his
past
service
as
the
Chief
Executive
Officer
of
a
regional
hospital.
Mr.
Andrus
also
has
served
as
Chairman of the Alabama Hospital
Association.
He possesses banking knowledge through his
service
as a director of the Bank since 1991.
J. Tutt
Barrett
2010
Mr. Barrett is a senior partner
in the law firm of Dean & Barrett, located in Opelika,
Alabama, where
he has worked since 1992. Mr. Barrett is 74.
Mr.
Barrett
brings
a
wealth
of
legal
and
risk
management
skills
to
the
Board.
He
also
provides
governance
skills
and
experience
gained
through
his
service
on
the
boards
of
various
charitable
organizations. In
addition, Mr.
Barrett served
on one of
the Bank’s
local advisory
boards from 1991
to 2010.
Walton T.
Conn, Jr.
2025
Mr.
Conn
served
as
Global
Chief
Operating
Officer
–
Quality,
Risk
&
Regulatory
for
KPMG
International from 2015 until his retirement in 2023.
Prior to this, he served as Global Head of Audit
Methodology
and
Implementation
(2008
–
2015)
and
various
other
roles
during
his
38
years
with
KPMG and its predecessors. Mr.
Conn is 63.
Mr.
Conn
has
valuable
executive-decision
making
and
risk
management
skills,
public
accounting
knowledge, and corporate
governance expertise from
his career with
KPMG, LLP, a global accounting
firm.

Name, Principal Occupation, Business Experience, Age, Directorships
and Qualifications
Director
Since
Robert W.
Dumas
2001
Chairman of the
Board of the Company
and the Bank since
January 2020; President
and CEO of the
Company
from 2017
to December
31, 2022
and
the
Bank from
2001
to
December 31,
2022;
Vice
Chairman of the Company
and the Bank from 2013
until his election as the
Chairman; President and
Chief Lending Officer of the Bank
from 1998 to 2001. He
has been employed by the
Bank since 1984;
and is a Director of East Alabama Medical Center.
Mr. Dumas is 72.
Mr.
Dumas
brings
valuable
insight
and
knowledge
to
the
Board
as
a
result
of
his
prior
service
as
President and CEO of the Company and the
Bank.
Mr. Dumas currently serves as a trustee or director
of the Auburn
University Board of
Trustees, the Auburn Research
and Technology Board of Directors,
and served
on the Board
of Directors
of the
Alabama Bankers
Association, and
the Federal Reserve
Bank of Atlanta.
He has held numerous
other professional leadership
positions, including his service
as
President
and
Chairman
of
the
Alabama
Bankers
Association
and
a
member
of
the
Auburn
University
Business
Advisory
Council.
Mr.
Dumas
has
valuable
knowledge
from
his
47
years
of
service in the banking industry,
including serving as a director of the Bank since 1997.
Jeffrey J. Evans
2026
President
and
Chief
Executive
Officer
of
both
Evans
Realty,
a
property
management
company
specializing
in
multi-family
apartment
communities,
and
J
&
L
Contractors,
a
commercial
construction company.
Mr.
Evans has
served in these
roles since
2021 and
1998, respectively.
Mr.
Evans is 56.
Mr. Evans brings a variety of
executive decision-making and risk
assessment skills from over 30
years
of experience in
property management and
construction in the Company’s
markets.
His background
is especially important
given the composition
of our loan
portfolio, much of
which is real
estate driven.
William F.
Ham, Jr.
2004
Former
Mayor
of
City
of
Auburn
from
1998
to
2018;
owner
of
Varsity
Enterprises,
a
company
providing coin laundry services, since 1977.
Mr. Ham is 72.
Mr. Ham brings a
wealth of business-building
skills and community
knowledge to the
Board as a
result
of his experience as an entrepreneur and as
the former Mayor of City of
Auburn.
He also has valuable
knowledge through his service as a director of the Bank since 1993.
David A. Hedges
2022
President and Chief Executive Officer of the
Company and the Bank since January 1, 2023; formerly
Executive Vice
President and Chief Financial
Officer of the Company
and the Bank since December
2015; and various other positions with the Company and Bank since 2006.
Mr. Hedges is 47.
Mr. Hedges brings valuable knowledge
and insight to the Board as a result of his service as President and CEO of
the Company and
the Bank and
his prior service
as Executive
Vice
President and Chief
Financial Officer
of the
Company and
the Bank.
Mr.
Hedges currently
serves on
the East Alabama
Medical Center
Foundation Board
of Directors,
Auburn Chamber
of Commerce
Board of Directors,
and
on
the
American
Bankers
Association
Community
Bankers
Council.
Prior
to
joining
the
Company,
Mr. Hedges
worked at KPMG
LLP in their
financial services audit
practice from 2002
to
2006.

Name, Principal Occupation, Business Experience, Age, Directorships
and Qualifications
Director
Since
David E. Housel
2004
Director
of
Athletics
Emeritus
at
Auburn
University
since
January
2006;
Director
of
Athletics
at
Auburn University from 1994 to January 2006. He was employed by Auburn University from 1970 to
2006.
Mr. Housel is 79.
Mr.
Housel
brings
valuable
business,
public
relations,
and
strategic
planning
skills
to
the
Board
through
his
previous
experience
managing
a
major
collegiate
athletic
program
with
numerous
employees
and
supervising
multi-million
dollar
budgets.
He
also
possesses
banking
knowledge
through his service as a director of the Bank since 1997.
Michael A. Lawler
2024
Founder
and
Chief
Executive
Officer
of
Fullsteam
Holdings
LLC
(“Fullsteam”)
since
April
2018;
formerly President –
Strategic Markets Group
and executive officer
for Heartland Payment Systems,
Inc. from 2012 until its sale to
Global Payment System Inc. in 2016. After the sale,
Mr. Lawler briefly
retired before discussions that led to the formation of Fullsteam.
Mr. Lawler is 63.
Mr.
Lawler
has
executive
decision-making,
strategic
planning,
and
business-building
skills
as
the
founder and Chief Executive Officer of Fullsteam and previously as an executive officer of Heartland
Payment
Systems.
He also
possesses valuable
insight regarding
the intersection
of technology
and
payments for a variety of small business industry verticals and as a vendor to banks.
Anne M. May
1990
Retired Partner,
Machen & McChesney,
LLP,
an accounting firm
located in Auburn, Alabama,
from
1983 to 2018.
Ms. May is 75.
Ms.
May
has
valuable
risk
management
skills,
public
accounting
knowledge
and
expertise
in
compensation
and tax
compliance as
a partner
and former
managing
partner for
a local
accounting
firm.
She also possesses extensive
banking knowledge through
her service as a
director of the
Bank
since 1982.
Sandra J. Spencer
2024
Retired
from
Auburn
University;
where
she
served
as
Director
for
the
Alabama
4-H
Youth
Development and Conference Center in Columbiana, Alabama from 2000 to 2014. Ms. Spencer is
66.
Ms. Spencer has
valuable business insights and
expertise from over 25
years working in the
hospitality
industry.
She also
possesses a
wealth of
community knowledge
from her
service and
dedication to
local philanthropic
efforts, including
Chapter A, P.E.O.,
a philanthropic organization
focused on the
education and advancement of women.

CORPORATE GOVERNANCE
Board Leadership Structure
Robert W.
Dumas serves
as Chairman
of the
Company and
the Bank,
and previously
was Chairman,
President and
CEO of the Company and the Bank through December 31, 2022.
The Board of Directors does not have a policy with respect to the separation of the offices of Chairman and the Chief
Executive Officer. The Board believes that it is in the best interests of the Company and our shareholders to retain the flexibility to combine or separate these functions.
Although
currently
separated,
the
Board
believes
that
combining
the
positions
of
Chairman
and
Chief
Executive
Officer
would not
adversely affect
the Board’s
independence. The
Company’s
Board is
comprised
of 12
directors.
Nine
directors
have
been
determined
to
be
independent
under
Nasdaq’s
listing
standards.
Our
two
management
directors and
Mr.
Evans are
the only
non-independent directors.
Our corporate
governance guidelines
provide that
the independent directors will meet at least semi-annually in executive session without management present.
Anne
M.
May is
formally
identified
as
the
lead
independent
director.
The
lead
independent
director
has
broad
responsibility and authority,
including to:
●
Preside at all meetings of the Board
at which the Chairman is not
present, including executive sessions of the
independent directors;
●
Call meetings of independent directors; and
●
Serve as the principal liaison between the Chairman and the independent directors.
The
Company
believes
the
foregoing
structure,
combined
with
the
Company’s
other
governance
policies
and
procedures,
provide
appropriate
oversight,
discussion
and
evaluation
of
decisions
and
direction
from
the Board
of
Directors.

Board’s Role in Risk Oversight
The
Board
of
Directors
maintains
oversight
responsibility
of
the
management
of
the
Company’s
risks.
Risk
management
includes
understanding
the
risks
to
the
Company,
the
actions
needed
to
manage
those
risks,
and
determining
acceptable
levels
of
risk
for
the
Company.
The
full
Board
of
Directors
reviews
enterprise
risk
management
through or
with the
Company’s
and
the Bank’s
Board
committees
and
management
committees, and
with management.
While
the
Board
of
Directors
maintains
the
ultimate
oversight
responsibility
for
risk
management,
the
following
committees have these responsibilities for risk management oversight:
•
The Compensation Committee evaluates,
with our senior
officers, risks posed by
our compensation programs
and
seeks
to
avoid
compensation
that
may
promote
unnecessary
or
excessive
risks,
and
which
does
not
reward
performance
inconsistent
with
applicable
laws.
The
Compensation
Committee’s
role
and
its
relationship
with
the
Board
are
more
fully
described
under
“Committees
of
the
Board
–
Compensation
Committee.”
•
The
Audit
Committee
oversees
risks
related
to
our
financial
statements,
our
compliance
with
legal
and
regulatory requirements,
including transactions
with insiders
and affiliates,
our financial
reporting process
and system of
internal controls.
The Audit
Committee also
appoints and
evaluates the performance
of our
independent
auditors
and
our
internal
auditing
department.
The
Audit
Committee
periodically
meets
privately in separate
executive sessions with
management, our internal audit
department, and the
independent
auditors.
The Audit
Committee’s
role and
its relationship
with the
Board are
more fully
described under
“Committees of the Board – Audit Committee.”
While each of these committees is responsible for evaluating and overseeing the management of these risks, the
entire
Board
of
Directors
is
informed
through
committee
reports
about
such
risks.
In
addition,
each
of
the
Company’s
directors serves on the Bank’s Board of Directors.
We believe that Board committees that report at the Bank level are critical to
the
Company’s
risk management
processes.
These
committees
include
the Director’s
Loan
Committee,
Asset/Liability
Committee,
Information
Technology/Information
Security
(“IT/IS”)
Steering
Committee,
and
Operations
and
Bank
Secrecy
Act
(“BSA”)
Committee.
These
committees
each
play
a
role
in
monitoring
the
following
risks
to
the
Bank
and
Company:
credit,
liquidity,
interest
rate,
anti-money
laundering
and
sanctions
compliance,
general
compliance,
and
operational,
reputational
and
information
technology
and
systems
security,
including cybersecurity risks.
Director Nominating Process
The Nominating
and Corporate
Governance
Committee, in
consultation
with the
Chairman
of the
Board, monitors
existing director qualifications
and periodically examines
the composition of
the Company’s
Board of Directors
and
determines whether the Board of Directors would better serve its purposes with the addition of one or more directors.
This assessment includes, among other relevant
factors, in the context of
the perceived needs of
the Board at that time,
including experience and relevant knowledge, reputation, judgment, diversity and skills.
If the
Nominating and
Corporate Governance
Committee determines
that adding
a new
director is
advisable or
if a
vacancy on the Board
arises or is
expected, the Nominating and
Corporate Governance Committee initiates
the search,
and collaborates with
the other directors
and management.
This Committee may
retain a search
firm to assist
in the
search,
if the
Committee
determines
this is
necessary
or appropriate.
The Nominating
and
Corporate
Governance
Committee will consider all appropriate candidates proposed by management, directors and shareholders.

Information
regarding
potential
candidates
is presented
to
the
Nominating
and
Corporate
Governance
Committee,
which then evaluates the candidates based on the needs of the Board of Directors at that time. Nominees for directors are
considered
on
the
basis
of
various
factors,
including
their
character,
experience,
skills,
and
knowledge
of
our
communities. We
seek a Board of Directors
with a majority of independent
directors with a range of
complementary
experiences
and
perspectives,
including
persons
with
the
expertise
and
qualifications
required
by
our
Audit
and
Compensation Committees.
Potential candidates
are evaluated
according to
the same
criteria, regardless
of whether
the candidate
was recommended
by the
Nominating and
Corporate Governance
Committee, a
shareholder,
another
director,
management or
another third
party.
The Nominating
and Corporate
Governance Committee
then meets
to
consider
the
candidate(s)
and
recommends
candidate(s)
to
the
full
Board
of
Directors
for
approval
and
recommendation to the shareholders as nominees for director.
The director nomination process
is designed so
that the Board
considers members with diverse
backgrounds, including
race,
ethnicity,
gender,
education,
skills
and
experience,
with
a
focus
on
appropriate
financial
and
other
expertise
relevant
to
the
Company’s
business
and
knowledge
of
the
communities
we
serve.
The
nomination
process
also
considers
issues
of
judgment,
independence,
conflicts
of
interest,
integrity,
ethics
and
commitment
to
the
goal
of
maximizing
shareholder
value.
The
Board
and
the
Nominating
and
Corporate
Governance
Committee’s
goal
with
regard to the consideration of diversity in identifying director nominees is to assemble a group of directors with deep, varied experiences and perspectives, sound judgment and commitment to the Company’s success.
Shareholder Nominations
Subject to the requirements of
the Company’s Certificate of Incorporation and Amended and
Restated Bylaws, as well
as any requirements of law
or regulation, any shareholder entitled to
vote for the election of
directors may recommend
a director
nominee. The
Nominating and
Corporate Governance
Committee will
consider shareholder
nominees as
described under “Director
Nominating Process”
immediately above, but
in the
absence of any
shareholder nominations
historically,
currently has
no formal
policy.
Advance notice
of such
proposed nomination
must be
received by
the
Secretary of the Company not less than 21 days nor more than 60 days prior to any meeting of the shareholders called
for the election of directors.
Nominations should be submitted in writing to the Secretary of the Company specifying the
nominee’s
name
and other
required
information
set forth
in the
Company’s
Bylaws.
No shareholder
nominee
recommendations have been received
with respect to the Annual
Meeting, and no third-party
search firms were used
in 2025 to identify director candidates.
Code of Conduct and Ethics
The Board of Directors has adopted a Code of Conduct and Ethics applicable to all Company’s directors, officers and employees.
The
Code
of
Conduct
and
Ethics,
as
well
as
the
charters
for
the
Audit
Committee,
Compensation
Committee, and
the Nominating
and Corporate
Governance Committee,
can be
found by clicking
the heading
“Our
Story” on the Company’s website, www.auburnbank.com
, and then clicking on
“Investor Relations” and then clicking
on
“Governance
–
Governance
Documents.”
The
Company
posts
any
amendments
to
or
waivers
of
its
Code
of
Conduct and
Ethics at
this location
on the
Company’s
website.
Any shareholder
may make
a written
request for
a
copy
of
the
Company’s
Code
of
Conduct
or
the
Audit
Committee,
Compensation
Committee,
or
Nominating
and
Corporate
Governance
Committee
charters
to
Auburn
National
Bancorporation,
Inc.,
100
N.
Gay
Street,
Auburn,
Alabama 36830, Attention: Marla
Kickliter, Senior
Vice President of
Compliance and Internal Audit.
Requests may
also be made via telephone
by contacting Ms. Kickliter or
Tamela Seymour, Chief Human Resources Officer, at (334)
821-9200.
As additional corporate
governance standards are
adopted, they will
be disclosed on
an ongoing basis on
the Company’s website.

Insider Trading Policy
The
Company
maintains
an
Insider
Trading
Policy
which
is
reviewed
and
updated
at
least
annually.
The
Insider
Trading Policy
is included as
Exhibit 19.1 to
our 2025 Annual
Report on SEC
Form 10-K filed
with the SEC.
This
Policy covers Company and
Bank directors, officers, and
employees, and certain of their
family members, as well as
consultants or
independent contractors,
whose business
relationship with
the Company
provides access
to “material
nonpublic information” regarding the Company or
third parties acquired as a result of their services to the Company.
All Covered Persons are prohibited
from engaging in transactions, including purchases
and sales in, and gifts of, any
(i)
Company
Security
while
in in
possession
of
Material
Nonpublic
Information
about
the Company
regardless
of
whether the Company’s Trading Window is open
or closed, or
(ii) third party
securities while in
possession of Material
Nonpublic
Information
about
such
issuer
that
has
been
obtained
by
reason
of
the
person’s
employment
by,
or
association
with,
the
Company.
No
such
“covered
person”
may
engage
in
transactions
with
respect
to
Company
securities of
a speculative
nature at
any time.
Such persons
are at
all times
prohibited from
short-selling Company
securities or engaging
in transactions involving
Company Derivative Securities.
This prohibition includes
trading in
Company-based put options and other
options contracts, including straddles, swaps,
short sales and the
like, excluding
the exercise of options and other equity awards or Company Derivative
Securities, if any, granted
to covered persons
by the Company as incentive compensation.
This Policy also requires prior notice to and approval
of the Company before entering into, modifying or
terminating
a Rule
10b5-1 plan,
Non-Rule 10b5-1
plan, or
other trading
plan.
Covered persons
are responsible
for determining
that they are not in possession of,
and do not have access to,
material nonpublic information, and for verifying that the
Company has not imposed any
restrictions on their ability to engage
in trades when taking action with
respect to any
trades
or
entering into,
modifying
and
terminating
any Rule
10b5-1,
Non-Rule
10b5-1
or other
trading
plan.
The
Insider Trading
Policy includes
a policy
that any
Company issuances
or repurchases
of Company
securities will
be
reasonably designed to promote compliance with (i) the
Nasdaq listing standards applicable to the Company,
and (ii)
any insider trading laws that are applicable to the Company in connection to such transactions.
Shareholder Communications
Shareholders who
wish to communicate
with the
Board, or
any individual
director or group
of directors,
may do
so
by sending written communications addressed to: Board of Directors of Auburn National Bancorporation, Inc., c/o C.
Wayne
Alderman,
Secretary,
Auburn
National
Bancorporation,
Inc.,
100
N.
Gay
Street,
P.O.
Box
3110,
Auburn,
Alabama, 36831-3110.
All information will be
compiled by the Secretary
of the Company and
submitted to the Board
of Directors or each applicable director at the next regular meeting of the Board of Directors.
Meetings of the Board of Directors
The
Boards
of
Directors
of
the
Company
and
the
Bank,
as well
as
the
committees
of
the
Company’s
and
Bank’s
Boards of Directors,
generally hold meetings on
the same day.
The Company’s
Board of Directors held
12 meetings
during 2025.
All directors attended at least
75% of the aggregate of
all meetings of the Company’s Board of
Directors
and
each
committee
on
which
they
served.
Company
directors
are
encouraged
to
attend
the
Company’s
annual
meetings of shareholders, and all company directors attended the 2025 Annual
Meeting of Shareholders.

Committees of the Board of Directors
In
accordance
with
the
Company’s
Corporate
Governance
Guidelines
or
Bylaws,
the
Company’s
Board
has
established the committees described below.
As of March 23, 2026, the members of each committee
are identified in
the chart below.
The Company expects
to assign Mr.
Evans, who was recently
elected director,
to committees of the
Company and the Bank following the forthcoming Annual Meeting.
Director Name Audit Compensation
Nominating &
Corporate
Governance Executive
Alderman
✓ ✓
Andrus
✓
(C)
✓ ✓
(C)
Barrett
✓ ✓ ✓
Conn, Jr.
✓ ✓
Dumas
✓
(C)
Ham, Jr.
✓
Hedges
✓
Housel
✓ ✓
Lawler
✓
May
✓ ✓
(C)
✓ ✓
Spencer
✓
(C)
Chairman
Audit Committee
The
Audit
Committee
has
the
responsibilities
set
forth
in
the
Audit
Committee
Charter,
including
reviewing
the
Company’s
financial statements,
evaluating internal
accounting controls,
reviewing reports of
regulatory authorities
and determining
that all
audits and
examinations required
by law
are performed.
It appoints
independent
auditors,
reviews
and
approves
their
audit
plan
and
reviews
with
the
independent
auditors
the
results
of
the
audit
and
management’s
response thereto.
The Audit
Committee also
reviews the
adequacy of
the internal
audit budget
and
personnel, the internal audit plan
and schedule, and results of audits performed
by the internal audit staff.
The Audit
Committee
is
responsible
for
overseeing
the
entire
audit
function
and
appraising
the
effectiveness
of
internal
and
external audit efforts.
The Audit Committee
also coordinates with
our Compensation
Committee in the
event of any
restatement
of
our
financial
statements
that
would
require
a
clawback
of
previously
paid
compensation
under
our
Erroneously
Awarded
Executive
Incentive-Based
Compensation
Recovery
Policy.
All
members
of
the
Audit
Committee are “independent directors,”
as defined in
the Nasdaq governance rules,
and meet the
independence criteria
set forth in
SEC Rule 10A
-3(b)(1) and
the Nasdaq governance
rule, and
also the Nasdaq
and SEC financial
literacy
requirements.
The
audit
committee
has
the
authority
to
engage
independent
counsel
and
other
advisers,
as
it
determines necessary
to perform
its duties.
This committee
held 13
meetings in
2025.
The Board
of Directors
has
determined that C.
Wayne
Alderman, Terry
W.
Andrus, and Walton
T.
Conn, Jr.,
members of the Audit
Committee,
are “audit committee financial experts,” as defined by SEC rules.

Compensation Committee
The Compensation Committee
Charter authorizes the
Compensation Committee to
review,
recommend and approve
the compensation of
the Chief Executive
Officer,
other executive officers
and other key
employees of the
Company
and the Bank;
evaluate the
Company's incentive compensation
plans, including
any equity compensation
plans; and
select, interview and make hiring
recommendations to the Board for
the Chief Executive Officer position.
In addition,
the Committee
approves changes
to any
Company personnel
policy manuals
or handbooks,
and annually
evaluates
director compensation.
This Committee administers
the Company’s
2024 Equity and
Incentive Compensation Plan,
and, in coordination with the Audit Committee, makes
determinations in the event of any restatement of our financial statements that would require a
clawback of previously paid compensation under
our Erroneously Awarded Executive
Incentive-Based
Compensation
Recovery
Policy.
Although it
has not
done
so, the
Compensation
Committee
may
delegate authority to subcommittees consisting of one or more members, as it deems appropriate.
The Compensation
Committee may
engage its
own legal
counsel and
compensation consultants,
funded by
the Company.
All current
members of the Compensation Committee
are “independent directors” as defined in
the Nasdaq listing standards. This
committee held eight meetings in 2025.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee Charter purpose is to identify individuals qualified to become
members of the Company’s Board of Directors and
recommend to the Board any
director nominees.
The Nominating
and Corporate
Governance Committee
considers all
appropriate candidates
proposed by
management, directors
and
shareholders.
The
Committee
will
consider
all
shareholder
nominees
that
are
submitted
in
accordance
with
the
procedures described
in the
Shareholder Nominations
section in
this Proxy
Statement.
This committee
also takes
a
leadership role in shaping
corporate governance policies and
practices of the
Company, and changes to the
Company’s
and
the
Bank’s
organizational
and
governing
documents.
The
responsibilities
and
duties
of
the
Nominating
and
Corporate
Governance Committee
are more
fully set
out in
the Nominating
and Corporate
Governance Committee
Charter.
All
members
of
the
Nominating
and
Corporate
Governance
Committee
are
“independent
directors”
as
defined in the
Nasdaq listing standards.
The Nominating and
Corporate Governance
Committee held four
meetings
in 2025.
Executive Committee
The Company’s Executive Committee
is authorized to act in the absence of the Board of Directors on certain matters that require Board approval.
This committee held one meeting during 2025.

Board Compensation
In
2025,
the
Chairman
received
$2,200
and
each
director
received
$1,100,
respectively,
for
each
Board
meeting
attended, which will be the same for 2026.
When the Company and Bank boards meet on the same day,
a fee is paid
for one board meeting
only.
In addition, members
of the Audit Committee
and the Compensation
Committee of the
Company,
which also serve
as the members of
the Audit Committee
and the Compensation
Committee of the
Bank,
respectively,
receive an
additional fee
of $250
for each
committee meeting
attended, while
each Chairman
of these
committees receives $500 per
meeting attended.
Members of the Bank’s Loan Committee,
Asset/Liability Committee
and
IT/IS
Steering
Committee
receive
$250
for
each
committee
meeting
attended,
while
each
Chairman
of
these
committees receives $500 per meeting attended.
In addition to fees for attending Board and Committee meetings, the
Chairman
receives
$600 per
month,
and
each director
receives
$300 per
month
in director
retainer fees.
In 2025,
aggregate fees paid to Company
and Bank directors totaled approximately
$301,750.
The compensation of directors
may be changed from time to time by the Board of Directors upon recommendation of the Compensation Committee, without shareholder approval.
The
following
table
provides
information
concerning
the
compensation
of
the
Company’s
directors
for
2025.
Compensation
paid
to
David
A.
Hedges
for
his
service
as
director
is
reported
as
part
of
his
compensation
as
an
employee and is reported in the Summary Compensation Table
on page 19.
Name
Fees Earned or Paid
in Cash Total
C. Wayne Alderman
$ 37,450 $ 37,450
Terry W.
Andrus
26,550 26,550
J. Tutt Barrett 30,700 30,700
Walton T.
Conn, Jr. (1)
4,450 4,450
Laura Cooper (2) 9,900 9,900
Robert W.
Dumas
43,850 43,850
William F.
Ham, Jr.
26,300 26,300
David E. Housel 26,300 26,300
Michael A. Lawler 18,850 18,850
Anne M. May 25,050 25,050
Sandra J. Spencer 25,050 25,050
______________
(1)
Walton T.
Conn, Jr. was elected as a director on October 6, 2025.
(2)
Laura Cooper resigned as a director on June 11, 2026.
The
Company
did
not
grant
any
equity
or
other
incentive
awards
pursuant
to
the
2024
Equity
and
Incentive
Compensation Plan or otherwise to directors in their capacity as such, and no such awards vested or were exercised in
2025 by
any person
in his or
her capacity
as a
director.
See “Executive
Compensation” for
stock awards
to named
e
xecutive officers.

PROPOSAL TWO: ADVISORY VOTE ON
EXECUTIVE COMPENSATION
The
purpose
of
the
Company’s
compensation
policies
and
procedures
is
to
attract
and
retain
experienced,
highly
qualified executives
to promote our
long-term success
and shareholder
value.
The Board, upon
recommendation of
its Compensation Committee, believes our compensation policies and procedures achieve this objective, and
therefore
recommends that shareholders vote “FOR” the say-on-pay proposal through approval of the following resolution:
“RESOLVED,
that
the
compensation
paid
to
the
Company’s
named
executive
officers,
as
disclosed
in
the
Company’s
Proxy
Statement
for
the
2026
Annual
Meeting
of
Shareholders
pursuant
to
the
compensation
disclosure rules of the
Securities and Exchange Commission,
including the compensation tables
and any related
material disclosed in the Proxy Statement, is hereby
APPROVED.”
This say-on-pay proposal
gives you as a
shareholder the opportunity
to endorse or not
endorse the compensation
we
pay
to our
named executive
officers
(identified
below) by
voting
to approve
or not
approve such
compensation
as
described in this Proxy
Statement. This vote is
advisory, which means that it is
not binding on the
Company, the Board
or the
Compensation Committee.
However,
the Board
and the Compensation
Committee will
consider the
outcome
of the vote when considering future executive compensation arrangements.
In last year’s Proxy
Statement for the 2025 Annual
Meeting, a similar advisory vote
was requested by the Company.
The results of last year’s vote were as follows:
2025
Vote Count Percent
For 1,429,238 96.1%
Against 42,206 2.8%
Abstain 16,242 1.1%
1,487,686 100.0%
The vote on
this resolution is
not intended to
address any specific
element of compensation,
but rather relates
to the
overall compensation
of our
named executive
officers, as
described in
this Proxy
Statement in
accordance with
the
compensation
disclosure rules
of the
SEC. We
encourage
you to
closely review
the information
we have
provided
under the caption “Executive Compensation” below.
The
affirmative
vote
of
a
majority
of
shares
present
in
person
or
by
proxy
at
the
Meeting
is
required
to
approve
Proposal 2.
The Board
recommends
you vote
“FOR” the
approval
of this
Resolution related
to the
compensation
of the
Company’s named executive officers.

EXECUTIVE OFFICERS
Executive
officers
of
the
Company
and
the
Bank
generally
are
appointed
annually
at
a
meeting
of
the
respective
Boards of
Directors
of the
Company
and
the Bank
in January
to serve
for
one-year terms
and
until successors
are
chosen
and
qualified.
In
addition
to
Mr.
Hedges,
whose
complete
information
is
included
under
“Proposal
One
–
Election of Directors,” our other executive officers are:
Name Information About Executive Officers
Shannon S. O’Donnell
Chief Risk Officer since April 2014 and Senior Vice
President of Credit
Administration since 2007; formerly Vice
President of Credit Administration
since 2001.
Ms. O’Donnell is 56.
Robert L. Smith
Senior Vice President and
Chief Lending Officer of the Bank since April
2014; Vice President
(Commercial and Consumer Lending) of the Bank since
2001; Mr. Smith is 57.
W. James Walker,
IV
Senior Vice President and
Chief Financial Officer of the Company and the
Bank since January 2023; formerly Senior Vice
President and Chief
Accounting Officer of the Company and the Bank since 2015.
Mr. Walker
is
57.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides information concerning
the compensation of our named executive officers
for the years
ended 2025 and 2024.
Name and Principal Position Year Salary Bonus (3)
Stock
Awards (4)
All Other
Compensation (5) Total
David A. Hedges (1)
2025 $ 350,002 $ 70,000 $ 15,587 $ 54,056 $ 489,645
President and Chief Executive
Officer of the Bank and the
Company
2024 312,000 36,000 — 45,222 393,222
Robert L. Smith (2)
2025 250,501 43,838 11,931 10,778 317,048
Senior Vice President and
Chief
Lending Officer of the Bank
2024 238,571 34,000 — 10,205 282,776
W. James
Walker,
IV
(2)
2025 254,176 37,000 12,215 10,797 314,188
Senior Vice President and
Chief
Financial Officer of the Bank
and the Company
2024 244,400 27,000 — 10,438 281,838
______________
(1)
Mr. Hedges received fees for his service as a director of the Company and the Bank of $27,300 in 2025, and $25,300 in
2024.
(2)
Considered the two most highly compensated
executive officers other than the
principal executive officer for the year
ended
December 31, 2025.
(3)
Represents cash incentive awards
paid to the Company’s executive officers.
Bonuses that were earned in
2024 and 2025 were
paid in 2025 and 2026, respectively.
(4)
Stock award amounts represent the
grant date fair value
of restricted stock units (“RSU”)
awards granted July 24,
2025, which
were vested
on
March
10,
2026.
These awards
included
dividend equivalent
rights
that
were paid
in
whole shares
upon
vesting.
The material terms of these grants are described below under 2025 Grants of Plan-Based Awards.”
(5)
For 2025, includes compensation as described under “All Other Compensation” below.

All Other Compensation
All Other Compensation for 2025 in the Summary Compensation Table
above consisted of:
Name
Insurance
Premiums
Company Contributions
to Retirement and
401(k) Plans
Total
Compensation
as Director (1) Total
David A. Hedges
$ 14,845 $ 11,911 $ 27,300 $ 54,056
Robert L. Smith 758 10,020 — 10,778
W. James Walker,
IV
630 10,167 — 10,797
______________
(1) Represents fees earned as an employee director of the Bank and Company.
2025
Grants of Plan-Based Awards
The following
table provides
information regarding
restricted stock
unit (“RSU”)
awards granted
to the
Company’s
named executive officers on July 24, 2025 pursuant to the Company’s
2024 Equity and Incentive Compensation Plan
(the “2024
Plan”) and
related Award
Agreements.
All these
RSUs were
outstanding at
December 31,
2025 and
all
vested on
March 10,
2026, when
shares were
issued in
respect of
the RSUs
and related
dividend equivalents
net of
shares withheld by the Company for taxes.
Name Grant Date
All Other Stock Awards:
Number of Shares of
Stock or Units (#)
Grant Date Fair Value of
Stock Awards ($)
David A. Hedges
July 24, 2025 550 $ 15,587
Robert L. Smith July 24, 2025 421 11,931
W. James Walker,
IV
July 24, 2025 431 12,215
These
RSUs vested
on March
10,
2026 (the
“Vesting
Date”),
upon the
Award
Agreement’s
terms
and
conditions,
including continued
employment with
the Company
on the Vesting
Date and
potential acceleration
of vesting
upon
certain events specified in the Award
Agreement.
The
vesting
of
the
RSUs
and
the
Dividend
Equivalents
may
be
accelerated
upon
certain
events,
in
the
following
amounts:
●
100% vesting on the Recipient’s death
or Disability.
●
Pro rata vesting to the Recipient’s date of Retirement where the
Recipient has been employed for the number
of years specified in the RSU Award
Agreement.
●
The “Pro Rata Amount” where the Company terminates the Recipient without
“Cause.”
● Upon a Change in Control where the RSUs are not assumed by the Surviving Entity.

Except as provided above, upon a Recipient’s
Termination of Employment,
all RSUs and Dividend Equivalents not
previously vested shall terminate. Upon the Company’s
Termination of Employment
for Cause, the Compensation
Committee may demand the return of all Shares, cash and other property received in respect of RSUs or Dividend
Equivalents that vested during the period of conduct that was Cause of Termination of Employment.
The Award
Agreement contains several restrictive covenants applicable to the Recipient:
●
Maintenance of the Company’s Confidential
Information in accordance with the Company’s
policies during
employment and
for two years
thereafter,
and the Recipient
shall not disclose
or use or
permit third
parties
to
use
the
Company’s
Confidential
Information
or
Trade
Secrets,
without
the
Company’s
prior
written
consent.
●
While the Recipient is employed by the Company,
and for one year thereafter, the Recipient shall not solicit
or
recruit
any
Protected
Employee
to
terminate
employment
with
the
Company
or
to
enter
into
any
employment, agency or other relationship with a third party with whom the Recipient is affiliated.
●
While employed
by the
Company and
for one
year thereafter,
the Recipient
shall not
solicit any
Company
Customer for Business Activities.
The Award
Agreement prohibits
the pledge,
assignment or
transfer of
RSUs (including
RSUs received
as Dividend
Equivalents). The Award
Agreement is subject to the Company’s Insider Trading
Policy, which prohibits speculative
transactions
in
Company
securities,
including
any
instruments
or
strategies,
including
Derivative
Securities,
to
increase the value or reduce of the risks of any Award.
Practices Related to Equity Awards
The RSUs granted on July 24, 2025 are the only grants of awards that have been made under the 2024 Plan, and were made following the
issuance of the Company’s
earnings release for
the period ending June
30, 2025.
The Company
currently
does
not,
and
during
2025
did
not
grant
stock
options,
stock
appreciation
rights,
or
similar
option-like
instruments under the
2024 Plan and
has no policies
or practices to
disclose pursuant to
Item 402(x) of
SEC Regulation
S-K.
In addition, the
Company
does not
schedule equity award
grants in anticipation
of the release of
material, non-
public information
, nor does
the Company time the
release of
material non-public information
based on equity grant
dates.
2025
Option Exercises and Stock Vested
The Company had no option exercises or stock awards that vested during 2025 for the named executive officers.

Outstanding Equity Awards
at December 31, 2025
The following
table provides
information
regarding RSU
awards held
by the
Company’s
named executive
officers
that were outstanding and unvested as of December 31, 2025.
Name
Number of Shares or Units
of Stock That Have Not
Vested (#)
Market Value of Shares or
Units of Stock That Have
Not Vested ($)
David A. Hedges
550 $ 14,823
Robert L. Smith 421 11,346
W. James Walker,
IV
431 11,615
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to shares of the Company’s common
stock that may be issued
under the Company’s
equity compensation plans approved
by shareholders.
There were no
shares issued under equity compensation plans not approved by shareholders.
Plan Category
Number of Securities to be
Issued Upon Exercise of
Outstanding Options,
Warrants and Rights
Weighted-Average Exercise
Price of Outstanding Options,
Warrants and Rights
Number of Securities
Remaining Available for
Future Issuance Under Equity
Compensation Plans
(Excluding Outstanding
Awards)
Equity compensation
1
plans approved by
shareholders 3,030 n/a 346,970
Total 3,030 n/a 346,970
Pension Benefits and Nonqualified Deferred Compensation
The
Company
does
not
offer
any
pension
or
nonqualified
deferred
compensation
benefits
to
its
named
executive
officers.

Pay-Versus-Performance
The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,”
and, on an average basis,
the compensation for our two
other highest paid named
executive officers, or “Other NEOs,”
for each of the fiscal
years ending December 31, 2025,
2024 and 2023, as such
compensation relates to our
financial
performance for each such fiscal year.
Year
Summary
Compensation
Table Total
for PEO
(1)
Compensation
Actually Paid to
PEO (1)(2)
Average Summary
Compensation
Table Total
for
Other NEOs (1)
Average
Compensation
Actually Paid to
Other NEOs (1)(2)
Initial Fixed $100
Investment Based
on Total
Shareholder Return
(3) Net Income
2025 $
489,645
$
488,881
$
315,618
$
315,026
$
135.85
$
7,255,000
2024
393,222
393,222
282,307
282,307
113.05
6,397,000
2023
341,224
341,224
271,119
271,119
97.19
1,395,000
______________
(1)
For 2025, 2024 and
2023, the PEO was
David A. Hedges
and the Other NEOs were
Robert L. Smith, Senior
Vice President
and Chief Lending Officer and W. James Walker,
IV,
Senior Vice President and Chief Financial Officer.
(2)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Other NEOs as set
forth below.
To calculate
the amounts of
Compensation Actually Paid
to the PEO
in 2025, the
following adjustments were
made to the PEO’s Summary Compensation Table
Total:
a.
We
deducted $
15,587
reported in the
Summary Compensation
Table,
reflecting the
grant date
fair value
of 550
RSUs
granted to the PEO in fiscal year 2025;
b. We added $
14,823
, reflecting the fair value of such RSUs as of the end of fiscal year 2025.
To calculate the amounts of Compensation Actually Paid, on average, to our Other NEOs in 2025, the following adjustments were made to the Average Summary Compensation Table
Total for Other NEOs:
a. We deducted $
12,073
reported in the
Summary Compensation Table, reflecting the average
grant date fair
value of RSUs
to the Other NEOs in fiscal year 2025;
b. We added $
11,481
, reflecting the average fair value of such RSUs as of the end of fiscal year 2025.
(3)
Total Shareholder Return
is the cumulative total shareholder return, which
assumes $100 was invested in our common
stock
at the market price at the regular close of Nasdaq trading on December 31, 2022 through December 31, 2025.
It assumes the
reinvestment of all cash
dividends prior to any
tax effect.
Net income for 2023
reflects the losses incurred
to reposition our
balance sheet in December 2023.

PEO and Average Other NEO Compensation Actually Paid Compared to TSR
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid (in dollars)
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Company TSR
$97.19
$113.05
$135.85
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
TSR

Relationship Between Pay and Performance
Description
of
Relationship
Between
PEO
and
Other
NEO
Compensation
Actually
Paid
and
Company
Total
Shareholder Return (“TSR”)
The
following
chart
sets
forth
the
relationship
between
Compensation
Actually
Paid
to
our
PEO,
the
average
of
Compensation
Actually Paid
to our
other NEOs,
and the
Company’s
cumulative
TSR over
the three
most recently
completed fiscal years.
.

PEO and Average Other NEO Compensation Actually Paid Compared to Net Income
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid (in dollars)
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Net Income
$1,395,000
$6,397,000
$7,255,000
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
Net Income

Description of Relationship Between PEO and Other NEO Compensation
Actually Paid and Net Income
The
following
chart
sets
forth
the
relationship
between
Compensation
Actually
Paid
to
our
PEO,
the
average
of
Compensation Actually Paid to our
other NEOs, and our Net Income during
the three most recently completed
fiscal
years.
.

POTENTIAL PAYMENTS
UPON TERMINATION
OR CHANGE IN CONTROL
The Company does not have any severance or change in control agreements with any of its named executive officers.
STOCK OWNERSHIP BY CERTAIN
PERSONS
The following
table sets
forth the number
and the percentage
of shares of
the Company’s
Common Stock
that were
beneficially owned, as of the Record
Date, by (1) each of our
directors and each of our named
executive officers, (2)
all of our directors and executive
officers as a group, and
(3) each person known to us
to beneficially own more than
5% of any class of our
voting common stock.
Other than as set forth below,
no “persons” (as that term is defined
by
the
SEC)
are
known
by
the
Company
to
be
the
beneficial
owners
of
more
than
5%
of
the
Common
Stock,
the
Company’s only class of voting
securities, as of the Record Date.
Name of Beneficial Owner
(1)
Number of Shares
(2)
Percent of Class
All Directors and Named Executive Officers:
C. Wayne Alderman 5,116 *
Terry W.
Andrus
4,045 *
J. Tutt Barrett
(3)
17,860 *
Walton T.
Conn, Jr.
2,800 *
Robert W.
Dumas
44,745
1.28%
Jeffrey J. Evans 150 *
William F.
Ham, Jr.
(4)
5,273 *
David E. Housel 9,055 *
Anne M. May (5)-(8) 288,885
8.26%
Michael A. Lawler
3,000 *
Sandra J. Spencer (9)-(12) 258,214
7.39%
David A. Hedges 13,401 *
Robert L. Smith 714 *
W. James Walker,
IV
742 *
All Directors and Executive Officers as a Group (15
persons)
(13)
654,525
18.72%
Persons known to Company who own more than 5% of
outstanding shares of Company Common Stock:
B. Steven Spencer (14)-(16)
251,136
7.18%
Emil F. Wright,
Jr.
(17)-(19)
334,164
9.56%
_____________
*
Less than 1%
(1)
Unless specified below,
each director’s,
named executive officer’s, and
persons known to the Company
who own more than
5% of
outstanding shares
of Company
Common Stock’s
business address
is c/o
AuburnBank, 100
N. Gay
Street, Auburn,
Alabama 36830.

(2)
Information relating
to beneficial
ownership of
Common Stock
by the
individuals named
in the
above table
is based
upon
information furnished by the respective individuals using “beneficial ownership” concepts set forth in rules of the SEC under the Securities
Exchange Act
of 1934,
as amended.
Under such
rules, a
person is
deemed to
be a
“beneficial owner”
of a
security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or
“investment power,” which
includes the power to dispose
of or to direct the
disposition of such security.
The person is also
deemed to be
a beneficial owner
of any
security of which
that person has
a right
to acquire beneficial
ownership within
60
days.
Under such rules, more
than one person may
be deemed to be
a beneficial owner of
the same securities, and
a person
may
be
deemed
to
be
a
beneficial
owner
of
securities
as
to
which
he
or
she
may
disclaim
any
beneficial
ownership.
Accordingly,
directors
and named
executive officers
may be
named
as beneficial
owners of
shares as
to
which they
may
disclaim any
beneficial interest.
Except as
indicated in
other notes
to this
table describing
special relationships
with other
persons and
specifying shared
voting or
investment power,
directors and
named executive
officers possess
sole voting
and
investment power with
respect to all
shares of Common
Stock set forth
opposite their names.
Shares have been
rounded to
whole shares.
(3)
Includes 8,744 shares held by Mr. Barrett’s wife, as to which Mr.
Barrett disclaims beneficial ownership.
(4)
Includes 300
shares held
by Mr.
Ham’s
wife, as
to which
Mr.
Ham may
be deemed
to have
shared voting
and investment
power.
(5)
Includes 33,311 shares held individually by Ms. May.
(6)
Includes 11,672
shares held by Ms.
May pursuant to
a durable power of
attorney on behalf
of Edward L.
Spencer, III,
as to
which Ms. May disclaims beneficial ownership.
(7)
Includes 243,902 shares held by Ms. May as Trustee of
the Spencer 2008 Exempt Trust FBO Edward L. Spencer,
III and the
Spencer Family Non-Exempt Trust FBO Edward L. Spencer, III as to which Ms. May disclaims beneficial ownership.
(8)
Includes 11,672
shares held
by Ms.
May pursuant
to a
durable power
of attorney
on behalf
of Edward
L. Spencer,
III, and
1,320 of the 3,960
shares held by Spencer
LLC where Edward L.
Spencer, III is
a one-third member and
which are covered
by the power of attorney.
Ms. May disclaims beneficial ownership in all such shares.
(9)
Includes 243,903
shares held
by Ms.
Spencer as
Trustee of
the Spencer
Family Non-Exempt
Trust FBO
Sandra J.
Spencer
and as Trustee of the Spencer 2008 Exempt Trust FBO Sandra J. Spencer.
(10) Includes 10,272 shares held individually by Ms. Spencer.
(11)
Includes 1,320 of the
3,960 shares held by
Spencer LLC where Ms.
Spencer is the managing
member and a one-third
member.
Ms. Spencer disclaims beneficial ownership of 2,640 shares held beneficially by the other two members of Spencer LLC.
(12)
Includes 79 shares
owned by Ms. Spencer’s
husband, individually,
as to which
Ms. Spencer may
be deemed to
have shared
voting and dispositive power.
(13)
Includes all 3,960 shares held
by Spencer LLC where Ms.
Spencer is the managing member.
To eliminate
double counting,
the total
excludes 1,320
shares held
in Spencer
LLC in
respect of
Mr.
Edward L.
Spencer's one-third
membership interest,
where Ms. May holds a durable a durable power of attorney on behalf of Edward L. Spencer III.
(14)
Includes 243,902 shares
held by Mr.
Spencer as Trustee
of the Spencer 2008
Exempt Trust FBO
Bruce Steven Spencer
and
as Trustee of 2008 Exempt Trust FBO Bruce Steven Spencer.
(15) Includes 5,914 shares held individually by Mr. Spencer.
(16)
Includes 1,320 of
the 3,960 shares held
by Spencer LLC
where Mr.
Spencer is a
one-third member.
Mr. Spencer
disclaims
beneficial ownership of 2,640 shares held beneficially by the other two members of Spencer LLC.
(17)
Includes 58,978 shares
held by Dr. Wright’s wife, as
to which Dr.
Wright may be
deemed to have
shared voting and
investment
power.
(18)
Excludes 57,820 shares
held by Ferrocene,
LP, a family limited partnership where
Dr. Wright and his wife
are general partners
with voting and
dispositive power,
but where the
limited partners beneficially
own 57,820 shares
(95% of the
partnership’s
total interests), as to which Dr. Wright disclaims any economic interest.

(19)
Excludes 500 shares
held by Comitas
Foundation, Inc., a
501(c)(3) private foundation,
whose executive
officers are Dr. Wright
and his wife.
Dr. Wright disclaims any economic interest in such shares.
CERTAIN
TRANSACTIONS AND BUSINESS RELATIONSHIPS
Various
Company and
Bank directors,
officers, and
their affiliates,
including corporations
and firms
where they
are
directors or officers or where they
and/or their families have an
ownership interest, are customers of the
Company and
the Bank.
These persons,
corporations, and
firms have
had transactions
in the
ordinary course
of business
with the
Company
and
the
Bank,
including
borrowings,
all
of
which
management
believes
were
on
substantially
the
same
terms,
including
interest
rates
and
collateral,
as
those
prevailing
at
the
time
for
comparable
transactions
with
unaffiliated
persons
and
did
not
involve
more
than
the
normal
risk
of
collectability
or
present
other
unfavorable
features. Such transactions
are subject to
review and approval
as and to the
extent provided in
our Audit Committee
Charter. The
Company and the Bank
expect to have such
transactions, under similar
conditions, with their
directors,
officers, and affiliates in the future.
Federal Reserve Regulation O requires loans made to executive officers and directors to be made on substantially the
same
terms,
including
interest
rates
and
collateral,
and
following
credit-underwriting
procedures,
that
are
no
less
stringent than
those prevailing
at the
time for
comparable transactions
by the
Bank with
other persons.
Such loans
also may not involve more than the normal risk of repayment or present other unfavorable features.
Additionally, no
event
of default
may have
occurred
(that is,
such loans
are not
disclosed
as non-accrual,
past due,
restructured,
or
potential problems).
Regulation O requires the Board of
Directors to review any loan
to a director or his
or her related
interests that has become criticized and whether such classification affects such director’s independence.
In addition,
the Audit Committee
Charter provides that
the Audit Committee
will review
and approve all
related-party transactions.
This
includes
a
review
of
the Company’s
compliance
with applicable
banking
laws,
including,
without
limitation,
those banking laws and regulations concerning loans to insiders.
Mr.
Evans serves
as an
executive officer
of J
& L
Contractors (“J
& L”).
During 2025,
and prior
to his
election as
director of the
Company and the Bank
on March 26, 2026,
J & L constructed
build-outs of common
area and leased
tenant space at the Bank’s headquarters
facility, the AuburnBank Center,
which opened in June 2022.
The Bank
has contracted
with a
full-service commercial
real estate
firm based
in Birmingham,
Alabama that
is not
affiliated with the Company
or Mr. Evans
(the “Property Manager”),
to serve as leasing agent
and property manager
for the AuburnBank
Center. The
AuburnBank Center,
has approximately 46,000
square feet of Class
A office space
and approximately
5,000 square
feet of
retail space
available to
third-party tenants,
of which
approximately 32,000
square feet is currently leased and occupied.
In its
capacity as landlord,
the Bank
is a
party to the
construction contracts with
J &
L; however, the Bank
has delegated
construction
administration
responsibilities
to
the
Property
Manager,
including
oversight
of
tenant
improvements,
contractor coordination, and approval and processing of contractor payments.
The Bank reimburses the Property Manager for construction
costs related to common areas and to the extent
a tenant
improvement allowance is provided under the applicable lease agreements.
Construction costs for the leased space in
excess
of
the
tenant
improvement
allowance
are
reimbursed
by
the
tenant.
Tenant
improvement
allowances
are
generally capitalized by the Bank and amortized over the life of the related lease.
The aggregate
amount paid
to J &
L under
construction contracts
with the
Bank was
approximately $1.4
million in
2025. The Bank, as landlord,
retains approval rights over
the selection of contractors
for tenant spaces; however,
the
Bank believes
that the terms
of the engagement
with J &
L, including pricing,
were consistent with
those that could
have been obtained in comparable arm’s
-length transactions.
These transactions were entered
into prior to Mr.
Evans’ election as director of
the Company and the Bank
and were
not subject to
the Company’s related person transaction approval
policy at those
times.
Following Mr. Evans’ election
as director, any future transactions with J & L will be subject to such policy.

Other than the transactions disclosed above, none
of the directors or executive officers of
the Company, owners of 5%
or more of
the Company’s
outstanding stock, or
their immediate family
members, had a
direct or indirect
interest in
any transaction
involving the
Company dur
ing 2026
or 2025,
served as
an executive
officer of,
or owns,
or during
2026
or 2025
owned, of record or beneficially,
greater than 10% equity interest in any business or professional entity that has made or received payments
during 2026
or 2025, or has a
currently proposed transaction, where the Company
is to be participant, where the amount involved exceeds $120,000.
COMPLIANCE WITH SECTION 16(A)
OF THE
SECURITIES EXCHANGE ACT OF 1934
The Company
is subject
to Section
16(a) of
the Securities
Exchange
Act of
1934,
as amended,
which requires
the
Company’s
executive
officers
and
directors,
and
persons
who
own
more
than
10%
of
a
registered
class
of
the
Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange
Commission.
Officers, directors
and greater-than-10%
shareholders are
required by
SEC regulations
to furnish
the
Company with copies of all Section 16(a) forms they file.
Delinquent Section 16(a) Reports
Based solely on its review
of the copies of
Commission Forms 3, 4 and
5 furnished to the Company
during and with
respect to 2025, and information provided by the Company’s
Section 16 reporting persons, or written representations
that
no
Forms
5
were
required,
the
Company
believes
that
all
Section
16(a)
filing
requirements
applicable
to
the
Company’s and
the Bank’s executive
officers, directors and greater-than-10%
beneficial owners were complied with
during 2025,
other than
one late
filing by
Mr.
Tutt
Barrett related
to shares
inherited by
his spouse,
as to
which he
disclaimed beneficial ownership.
These shares were reported on Commission Form 5 on February 17, 2026.
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s
internal controls and the financial reporting
process.
The Company’s
independent
registered
accountants
are
responsible
for
performing
an
independent
audit
of
the
Company’s
consolidated
financial
statements
in
accordance
with
the
standards
of
the
Public
Company
Accounting
Oversight
Board (“PCAOB”) and
issuing a report thereon.
The Audit Committee’s responsibility is
to monitor and oversee
these
processes.
In
this
context,
we
have
met
and
held
discussions
with
management
and
the
independent
registered
accountants.
We have reviewed and discussed the Company’s audited consolidated financial statements for the fiscal
year ended December
31, 2025, with management
and the independent registered
accountants. This review
included
discussions with the Company’s independent registered
accountants of matters required to be discussed by PCAOB’s
AS 1301, Communications with Audit Committees and the SEC.
The Company’s
independent registered
accountants have
provided us
the written
disclosures and
the letter
required
by PCAOB
Professional
Standards
Rule 3526,
Communication
with Audit
Committees Concerning
Independence,
and we discussed with the independent registered accountants that firm’s independence.
Based
upon
our
discussions
with
management
and
the
independent
registered
accountants
and
our
review
of
the
representations of management and
the report of the
independent registered accountants to
the Audit Committee, we
recommended
to
the
Board
of
Directors
that
the
audited
consolidated
financial
statements
be
included
in
the
Company’s Annual Report
on Form 10-K for the fiscal year ended December 31, 2025.
Terry W.
Andrus
C. Wayne Alderman
J. Tutt Barrett
Walton T.
Conn, Jr.
William F.
Ham, Jr.
David E. Housel
Anne M. May

PROPOSAL THREE: RATIFICATION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Appointment of Independent Registered Public Accounting
Firm
The Audit Committee
of the Board
of the Company
has approved the
appointment of Elliott
Davis, LLC to
serve as
the
Company’s
independent
registered
public
accounting
firm
for
the
Company
for
the year
ending
December 31,
2026. The
Audit Committee
considered the
background, expertise
and experience
of the
audit team
assigned to
the
Company and various other
relevant matters, including the
proposed fees for
audit services.
A representative of
Elliott
Davis will be present at the Meeting and will be given
the opportunity to make a statement on behalf of the firm, and will also be
available to
respond to
appropriate questions
from shareholders.
If the shareholders
should fail
to ratify
the
appointment
of
the
independent
registered
public
accounting
firm,
the
Audit
Committee
will
reconsider
the
appointment.
Independent Public Accountants
The fees billed by the Company’s
independent registered public accounting firm
relating to the 2025 and 2024
fiscal
years were as follows:
2025 2024
Audit Fees
(1)
$ 185,272 $ 175,000
Audit-Related Fees
(2)
10,000 17,200
Total $ 195,272 $ 192,200
____________________
(1)
Includes the aggregate
fees billed by
Elliott Davis for
professional services rendered
for the audit
of the Company’s
annual
financial statements, review of
unaudited financial statements included
in the Company’s Forms 10-Q
filed during fiscal years
2025
and 2024 and
services normally provided
for statutory and
regulatory filings or
engagements for the fiscal
years 2025
and 2024.
(2)
Includes the aggregate fees billed
by Elliott Davis for professional services
rendered for certain agreed upon
procedures and
other audit and attestation reports related to compliance matters during fiscal years 2025 and 2024.
Audit Committee Review
The Company’s Audit Committee has reviewed the services rendered and the fees billed by Elliott Davis for the
fiscal
year ended December
31, 2025.
The Audit Committee
has determined that
the services rendered
and the fees billed
last year that
were not related
to the audit
of the Company’s financial statements
are compatible with the
independence
of Elliott Davis as the Company’s independent
registered accountants.

Audit Committee Pre-Approval
Policy
Under
the
Audit
Committee’s
Charter
and
its
pre-approval
policy,
the
Audit
Committee
is
required
to
approve
in
advance the terms of all audit services provided to the Company as well as all permissible audit related and non-audit services to
be provided
by the independent
public accountants.
Unless a
service to
be provided
by the
independent
public accountants has received approval under the pre-approval policy, it will require specific approval by the Audit
Committee.
The pre-approval policy describes
the particular services to
be provided, and the
Audit Committee is
to
be informed about each
service provided.
The approval of non-audit services
may be performed by the
Chairman of
the
Committee
and
reported
to
the
full
Audit
Committee
at
its
next
meeting,
but
may
not
be
performed
by
the
Company’s
management.
The
term
of
any
pre-approval
is
12
months,
unless
the
Audit
Committee
specifically
provides for a different period.
The Audit
Committee will
approve the
annual audit
engagement terms
and fees
prior to
the commencement
of any
audit work
other than
that necessary
for the
independent public
accountant to
prepare the
proposed audit
approach,
scope and fee estimates.
In addition to the
annual audit work, the
independent public accountants may perform
certain
other
audit
related
or
non-audit
services
that
are
pre-approved
by
the
Audit
Committee
and
are
not
prohibited
by
regulatory or other professional requirements.
Engagements for the annual audit and recurring tax return preparation engagements shall be reviewed and approved annually
by the Audit Committee based on
the agreed upon engagement
terms,
conditions
and
fees.
The
nature
and
dollar
value
of
services
provided
under
these
engagements
shall
be
reviewed by
the Audit
Committee to
approve changes
in terms,
conditions and
fees resulting
from changes
in audit
scope, Company structure, exchange rates or other items, if any.
In the event audit-related or non-audit services that are pre-approved under the pre-approval policy have an estimated cost in excess of certain dollar thresholds, these services will require specific approval by the Audit Committee or by
the
Chairman
of
the
Audit
Committee.
Any
proposed
engagement
must
be
approved
in
advance
by
the
Audit
Committee or
by the Chairman
of the
Audit Committee
applying the
principles set
forth in
the pre-approval
policy,
prior to
the commencement
of the
engagement.
In determining
the approval
of services
by the
independent public
accountants, the Audit
Committee evaluates each
service to determine
whether the performance
of such service
would:
(a)
impair
the
public
accountant’s
independence;
(b)
create
a
mutual
or
conflicting
interest
between
the
public
accountant and the Company; (c)
place the public accountant
in the position of auditing
his or her own
work; (d) result
in the public accountant acting as management or an employee of the Company; or (e) place the public accountant in
a position of being an advocate for the Company.
In no event are monetary limits the only basis for the pre-approval of services.
All of
the services
provided by
Elliott Davis
during 2025
and described
above under
the caption
“Audit Fees”
and
“Audit-Related Fees” were pre-approved by the Company’s
Audit Committee pursuant to SEC Regulation S-X, Rule
2-01(c)(7)(i).
The
affirmative
vote
of
a
majority
of
shares
present
in
person
or
by
proxy
at
the
Meeting
is
required
to
approve
Proposal 3.
The Board recommends you vote “FOR” the
ratification of the appointment of Elliott
Davis as the independent
registered public accounting firm for the fiscal
year ending December 31, 2026.

SHAREHOLDER PROPOSALS FOR the 2027 ANNUAL MEETING
Proposals of shareholders
intended to be presented at
the Company’s
2027 Annual Meeting of
Shareholders must be
received by the Company
on or before December 3,
2026 and must comply
with the requirements of
SEC Rule 14a-
8, in order to be eligible for inclusion
in the Company’s proxy statement and form of proxy for that meeting.
If notice
of a proposal is not received by
the Company in accordance with the dates
specified pursuant to SEC Rule 14a-8, then
the proposal
will be
deemed untimely
and we
will have
the right
to exclude
the proposal
from consideration
at the
2027 Annual Meeting and/or to exercise discretionary voting authority and vote proxies returned to us with respect to such proposal or director nomination.
If a shareholder does not submit a proposal for inclusion in next year’s proxy statement, but instead wishes to present it directly at
the Company’s 2027 Annual
Meeting of
Shareholders, the Company’s Bylaws
require that the
shareholder
notify the Company
of such proposal
in writing no
later than December 3,
2026, or 120
calendar days in advance
of
the date (with respect to
the Company’s 2027
Annual Meeting of Shareholders)
that the Company’s
proxy statement
was
released
to
its
shareholders
in
connection
with
the
Meeting.
The
shareholder
must
also
comply
with
the
requirements of Article III, Section 16 of the Company’s
Bylaws with respect
to shareholder proposals.
OTHER MATTERS
The Company
knows of
no other
matters to
be brought before
the Meeting.
However, if
any other
proper matter
is
presented, the persons named
in the enclosed
form of Proxy
intend to vote
the Proxy in
accordance with their
judgment
of what is in the best interest of the Company.
By Order of the Board of Directors
/s/ Robert W. Dumas
Robert W.
Dumas
Chairman of the Board
April 2, 2026

AUBURN NATIONAL
Bancorporation, Inc.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 A.M., Central Time, on May 12, 2026.

Online
Go to **www.investorvote.com/AUBN** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3.

1. Election of Directors:

01 - C. Wayne Alderman	02 - Terry W. Andrus	03 - J. Tutt Barrett	04 - Walton T. Conn, Jr.
05 - Robert W. Dumas	06 - Jeffrey J. Evans	07 - William F. Ham, Jr.	08 - David A. Hedges
09 - David E. Housel	10 - Michael A. Lawler	11 - Anne M. May	12 - Sandra J. Spencer

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09	10	11	12
☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

4. The Proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournments of the majority of the Company's Board of Directors.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

045MKB

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — AUBURN NATIONAL BANCORPORATION, INC.

2026 ANNUAL MEETING OF SHAREHOLDERS MAY 12, 2026

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Auburn National Bancorporation, Inc., Auburn, Alabama (the "Company"), hereby revoking any proxy heretofore given, does hereby nominate, constitute, and appoint Robert W. Dumas, and Terry W. Andrus or either one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for the undersigned and in the undersigned's name, place, and stead, to vote all of the shares of common stock of the Company standing in the undersigned's name, on its books at the close of business on March 23, 2026, and that the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held at the AuburnBank Center, 100 North Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday, May 12, 2026, and at any adjournments thereof (the "Meeting"), with all the powers the undersigned would possess if personally present as follows:

The proxy will be voted as directed by the undersigned shareholder. **Unless contrary direction is given, this proxy will be voted FOR the election of all the nominees listed in Proposal 1, FOR approval of the compensation of the Company's named executive officers, and FOR the ratification of the appointment of Elliott Davis, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. The Proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournments in accordance with the determination of a majority of the Board of Directors as to any other matters.** The undersigned shareholder may revoke this proxy at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company's Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) by appearing at the Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 12, 2026 FOR AUBURN NATIONAL BANCORPORATION, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.AUBNPROXY.COM. *PROXY STATEMENT *ANNUAL REPORT

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO VOTE ONLINE AT INVESTORVOTE.COM/AUBN.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. ☐